Exhibit 99.2

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Fourth Quarter Results

[LOGO]

March 20th, 2006

Forward Looking Statements

•                  This conference call may contain certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 concerning the business, operations and financial condition of Rockwood Holdings, Inc. and its subsidiaries (“Rockwood”). Although Rockwood believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, there can be no assurance that its expectations will be realized. “Forward-looking statements” consist of all non-historical information, including the statements referring to the prospects and future performance of Rockwood or the four businesses of Dynamit Nobel that Rockwood has acquired. Actual results could differ materially from those projected in Rockwood’s forward-looking statements due to numerous known and unknown risks and uncertainties, including, among other things, the “Risk Factors” described in its Registration Statement on Form S-1 on file with the Securities and Exchange Commission. Rockwood does not undertake any obligation to publicly update any forward-looking statement to reflect events or circumstances after the date on which any such statement is made or to reflect the occurrence of unanticipated events.

3/19/2006	[LOGO]

Where to Find Materials/Archives

•                  A replay of the conference call will be available through March 27, 2006 at (800) 475-6701 in the U.S., access code: 799694, and internationally at (320) 365-3844, access code: 799694. The webcast and the materials will also be archived on our website at www.rocksp.com or www.rockwoodspecialties.com and are accessible by clicking on “Company News.”

Agenda

•                  Yr 2005 Highlights

•                  Actual Results

•                  Pro-Forma Results

•                  Financial Summary

Appendices

Yr 2005 Highlights

Foreign Exchange Rates

$/Euro	Quarter 1	Quarter 2	Quarter 3	Quarter 4	FY Average

Yr 2005	1.317	1.260	1.220	1.189	1.246

Yr 2004	1.250	1.209	1.223	1.298	1.245

Source: Bloomberg

FY 2005 Summary

($M)	FY 2005	FY 2004

Sales(a)	$3,121.2	$2,913.0

Adjusted EBITDA(a)	570.9	539.9

Reported Net Income	95.8	(216.1)

Reported EPS - Diluted (b)	1.52	(6.66)

Pro Forma EPS - Diluted (c)	1.28	NA

Net Debt	2,741.6	3,269.3

(a)          FY 2004 Pro-forma as if the Dynamit Nobel, Omega and Groupe Novasep acquisitions had been completed at the beginning of the year.

(b)         FY 2005 based on share count of 60,002 after adjusting for $4.3M of convertible preferred stock dividend; FY 2004 based on share count of 33,054.

(c)          Based on Pro Forma share count of 74,648, before adjusting for non-recurring items.

Highlights

•                  Continued Focus on:

•                  Customer Service

•                  Productivity

•                  Organic Growth

•                  Resulted in financial performance in line with expectations.

•                  All Yr 2004 acquisitions are now fully and successfully integrated ahead of plan.

Financial Results

•                  Net Sales of $762.4 million for the fourth quarter of 2005, up 6.5% compared to the same period in the prior year. Sales for the full year were $3,121.2 million compared to $1,743.5 million in 2004.

•                  Adjusted EBITDA of $137.2 million for the fourth quarter of 2005, down 0.7 % from the same period last year, but up 4.8% on a pro forma basis excluding the impact of acquisitions and foreign currency changes.

•                  Adjusted EBITDA for the full year 2005 of $570.9 million, an increase of 71.8 % compared to the full year 2004 and an increase of 5.3% on a pro forma basis and excluding the impact of foreign currency changes.

•                  Net loss for the fourth quarter 2005 of $17.8 million, including $38.4 million of net non-recurring and other special charges, compared to a loss of $169.9 million in the fourth quarter last year. The loss of $169.9 million in the prior year included $200.8 million of net non-recurring and other special charges.

•                  Net Income for the full year 2005 was $95.8 million, including income of $25.3 million related to net non-recurring and other special items, compared to a loss of $216.1 million in 2004, including $246.9 million of net non-recurring and other special charges.

Yr 2005 Critical Accomplishments

•                  Completed Rockwood Holdings IPO.

•                  Reduced Leverage from 6.0x Adjusted EBITDA at 12/31/2004 to 4.7x Adjusted EBITDA at 12/31/2005*.

•                  Implemented Rohner (in Groupe Novasep segment) downsizing plan and Wafer Reclaim (in Electronics segment) Restructuring.

•                  Closed the acquisition of Sud Chemie’s Rheological Additives and Carbonless Clay businesses.

•                  Opened new ceramic medical component manufacturing facility and commenced testing of hip joint production process.

•                  Continued to build excellence in Corporate Governance program including:

•                  Appointment of three new independent directors.

* Excluding the payment for Sud Chemie acquisition.

Rockwood Fourth Quarter and FY Results

(Actual)

Consolidated Results: Actual

	Net Sales				Adj. EBITDA (a)
@ Actual Rates				FX Adj					FX Adj
($ in Millions)	Yr 2005	Yr 2004	% Change	% Change (b)	Yr 2005	Yr 2004	% Change		% Change (b)

4th Quarter	$762.4	$715.6	6.5%	12.0%	$137.2	$138.1	-0.7%		5.0%

Adj. EBITDA Margin					18.0%	19.3%	-1.3	ppt

FY 2005	3,121.2	1,743.5	79.0%	80.7%	570.9	332.4	71.8%		73.8%

Adj. EBITDA Margin					18.3%	19.1%	-0.8	ppt

(a)          A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices.

(b)         Excluding the impact of foreign exchange. See Appendices.

Fourth Quarter Results By Segment: Actual

	Net Sales				Adj. EBITDA (a)
@ Actual Rates				FX Adj					FX Adj
($M)	Q4 2005	Q4 2004	% Change	% Change (b)	Q4 2005	Q4 2004	% Change		% Change (b)

Performance Additives	$160.4	$160.4	0.0%	1.7%	$30.0	$35.0	-14.3%		-12.9%

Specialty Compounds	59.7	47.9	24.6%	26.3%	8.2	6.5	26.2%		26.2%

Electronics	47.2	43.3	9.0%	12.0%	6.4	7.3	-12.3%		-11.0%

Specialty Chemicals	199.7	204.5	-2.3%	3.2%	41.0	38.9	5.4%		11.6%

Titanium Dioxide Pigments	110.2	106.8	3.2%	12.5%	22.1	23.7	-6.8%		1.7%

Advanced Ceramics	86.0	89.7	-4.1%	2.8%	23.8	22.5	5.8%		15.1%

Groupe Novasep	99.2	63.0	57.5%	68.1%	16.6	17.8	-6.7%		2.2%

Corporate	—	—			(10.9)	(13.6)	19.9%		13.2%

Total Rockwood	$762.4	$715.6	6.5%	12.0%	$137.2	$138.1	-0.7%		5.0%

Adj. EBITDA Margin					18.0%	19.3%	-1.3	ppt

(a)          A reconciliation of Net Income before taxes to Adjusted EBITDA is provided. See Appendices.

(b)         Excluding the impact of foreign exchange. See Appendices.

FY Results By Segment: Actual

	Net Sales				Adj. EBITDA (a)
@ Actual Rates				FX Adj					FX Adj
($M)	FY 2005	FY 2004	% Change	% Change (b)	FY 2005	FY 2004	% Change		% Change (b)

Performance Additives	$680.7	$630.9	7.9%	7.8%	$148.3	$149.2	-0.6%		-1.3%

Specialty Compounds	237.5	200.4	18.5%	18.2%	29.5	28.8	2.4%		1.7%

Electronics	181.8	168.1	8.1%	7.1%	26.9	28.9	-6.9%		-6.9%

Specialty Chemicals	842.0	321.1	162.2%	165.2%	174.2	60.0	190.3%		193.8%

Titanium Dioxide Pigments	430.5	175.7	145.0%	150.5%	86.6	37.8	129.1%		134.1%

Advanced Ceramics	369.6	146.3	152.6%	156.7%	93.8	35.8	162.0%		167.9%

Groupe Novasep	379.1	101.0	275.3%	281.9%	51.9	23.0	125.7%		133.0%

Corporate	—	—			(40.3)	(31.1)	-29.6%		-29.3%

Total Rockwood	$3,121.2	$1,743.5	79.0%	80.7%	$570.9	$332.4	71.8%		73.8%

Adj. EBITDA Margin					18.3%	19.1%	-0.8	ppt

(a)          A reconciliation of net income before taxes to Adjusted EBITDA is provided. See Appendices.

(b)         Excluding the impact of foreign exchange. See Appendices.

Rockwood FY 2005 Results

(Pro-forma)

FY Consolidated Results: Pro-Forma

	Net Sales				Adj. EBITDA (b)
@ Actual Rates				FX Adj					FX Adj
($ in Millions)	Yr 2005	Yr 2004 (a)	% Change	% Change (c)	Yr 2005	Yr 2004 (a)	% Change		% Change (c)

4th Quarter	$762.4	$755.1	1.0%	6.5%	$137.2	$137.2	0.0%		4.8%
Adj. EBITDA Margin					18.0%	18.2%	-0.2	ppt

FY 2005	3,121.2	2,913.0	7.1%	6.8%	570.9	539.9	5.7%		5.3%

Adj. EBITDA Margin					18.3%	18.5%	-0.2	ppt

(a)          Pro-forma as if the Dynamit Nobel, Omega and Groupe Novasep acquisitions had been completed at the beginning of each period presented.

(b)         A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices.

(c)          Excluding the impact of foreign exchange. See Appendices.

Fourth Quarter Results By Segment: Pro Forma

	Net Sales				Adj. EBITDA (b)
@ Actual Rates				FX Adj					FX Adj
($M)	Q4 2005	Q4 2004 (a)	% Change	% Change (c)	Q4 2005	Q4 2004 (a)	% Change		% Change (c)

Performance Additives	$160.4	$160.4	0.0%	1.7%	$30.0	$34.8	-13.8%		-12.4%

Specialty Compounds	59.7	47.9	24.6%	26.3%	8.2	6.5	26.2%		26.2%

Electronics	47.2	43.3	9.0%	12.0%	6.4	7.3	-12.3%		-11.0%

Specialty Chemicals	199.7	204.5	-2.3%	3.2%	41.0	37.0	10.8%		17.3%

Titanium Dioxide Pigments	110.2	106.9	3.1%	12.3%	22.1	23.3	-5.2%		3.4%

Advanced Ceramics	86.0	89.7	-4.1%	2.8%	23.8	21.3	11.7%		21.1%

Groupe Novasep	99.2	102.4	-3.1%	6.2%	16.6	19.9	-16.6%		-13.6%

Corporate	—	—			(10.9)	(12.9)	15.5%		7.8%

Total Rockwood	$762.4	$755.1	1.0%	6.5%	$137.2	$137.2	0.0%		4.8%

Adj. EBITDA Margin					18.0%	18.2%	-0.2	ppt

(a)          Pro-forma as if Groupe Novasep acquisition had been completed at the beginning of period presented.

(b)         A reconciliation of net income before taxes to Adjusted EBITDA is provided. See Appendices.

(c)          Excluding the impact of foreign exchange. See Appendices.

FY Results By Segment: Pro Forma

	Net Sales				Adj. EBITDA (b)
@ Actual Rates				FX Adj					FX Adj
($M)	FY 2005	FY 2004 (a)	% Change	% Change (c)	FY 2005	FY 2004 (a)	% Change		% Change (c)

Performance Additives	$680.7	$674.8	0.9%	0.7%	$148.3	$154.9	-4.3%		-5.0%

Specialty Compounds	237.5	200.4	18.5%	18.2%	29.5	28.8	2.4%		1.7%

Electronics	181.8	168.1	8.1%	7.1%	26.9	28.9	-6.9%		-6.9%

Specialty Chemicals	842.0	759.6	10.8%	10.0%	174.2	141.4	23.2%		22.2%

Titanium Dioxide Pigments	430.5	422.0	2.0%	2.2%	86.6	84.6	2.4%		2.5%

Advanced Ceramics	369.6	349.5	5.8%	5.4%	93.8	80.3	16.8%		16.9%

Groupe Novasep	379.1	338.6	12.0%	12.3%	51.9	61.1	-15.1%		-15.4%

Corporate	—	—			(40.3)	(40.1)	-0.5%		-0.2%

Total Rockwood	$3,121.2	$2,913.0	7.1%	6.8%	$570.9	$539.9	5.7%		5.3%

Adj. EBITDA Margin					18.3%	18.5%	-0.2	ppt

(a)          Pro-forma as if the Dynamit Nobel, Omega and Groupe Novasep acquisitions had been completed at the beginning of the year.

(b)         A reconciliation of net income before taxes to Adjusted EBITDA is provided. See Appendices.

(c)          Excluding the impact of foreign exchange. See Appendices.

Sales Growth: Pro-forma

($M)	Net Sales	% Change

FY 2005	$3,121.2

FY 2004 (a)	2,913.0

Change	$208.2	7.1%

Due to (Approx.):

Pricing		2.0%

Currency		0.3%

Volume/Mix		4.8%

(a)          Pro-forma as if the Dynamit Nobel, Omega and Groupe Novasep acquisitions had been completed at the beginning of each period presented.

Yr 2005 Raw Materials and Energy Summary

•                  Rockwood has not been materially impacted by increases in Raw Material and Energy costs in Yr 2005

•                  Raw Materials % of Sales is 33.9% (vs. 33.4% for Yr 2004)

•                  Energy Cost % of Sales is 3.3% (vs. 3.0% for Yr 2004)

Raw Materials -

•                  Due to our inorganic focus, hydrocarbon related raw materials account for only 6% of total sales, about $180M for FY 2005.

•                  Much of the hydrocarbon related materials cost increase, as in the case of Specialty Compounds (PVC, Plasticizer, AOM), have been recovered through higher prices.

•                  Other inorganic raw material cost increases have also been recovered through higher prices.

•                  Color Pigments has had less success in passing cost increases; however, cost decrease in Slag and Tin in TiO2 Pigments and Fine Chemicals have helped offset this negative impact.

Energy -

•                  Energy accounts for only 3.3% of total Sales.

•                  About 70% of the energy consumption is in Europe, where the natural gas price has been relatively stable despite some increases in Q4.

Performance Additives: Pro-forma

	Net Sales				Adj. EBITDA (b)
@ Actual Rates				FX Adj					FX Adj
($ in Millions)	2005	2004 (a)	% Change	% Change (c)	2005	2004 (a)	% Change		% Change (c)
4th Quarter	$160.4	$160.4	0.0%	1.7%	$30.0	$34.8	-13.8%		-12.4%
Adj. EBITDA Margin					18.7%	21.7%	-3	ppt

FY 2005	680.7	674.8	0.9%	0.7%	148.3	154.9	-4.3%		-5.0%

Adj. EBITDA Margin					21.8%	23.0%	-1.2	ppt

•                  Strong Q4 volume in our Pool and Spa chemicals’ business was offset by soft volume and higher raw materials costs in Timber (particularly copper) and Color Pigments.

•                  For the FY 2005, although strong performance from Pool & Spa helped offset the lowered volume in Clay Additives, segment overall results were negatively impacted by lower Timber, Color Pigments volume and higher raw materials costs.

(a)          Pro-forma as if the Omega acquisition had been completed at the beginning of each period presented.

(b)         A reconciliation of net income before taxes to Adjusted EBITDA is provided. See Appendices.

(c)          Excluding the impact of foreign exchange. See Appendices.

Specialty Compounds

	Net Sales				Adj. EBITDA (a)
@ Actual Rates				FX Adj					FX Adj
($ in Millions)	2005	2004	% Change	% Change (b)	2005	2004 (a)	% Change		% Change (b)

4th Quarter	$59.7	$47.9	24.6%	26.3%	$8.2	$6.5	26.2%		26.2%
Adj. EBITDA Margin					13.7%	13.6%	0.2	ppt

FY 2005	237.5	200.4	18.5%	18.2%	29.5	28.8	2.4%		1.7%

Adj. EBITDA Margin					12.4%	14.4%	-2	ppt

•                  Higher raw material prices offset by higher selling prices

•                  Full Year results favorably impacted by strong wire and cable sales volume

(a)          A reconciliation of Net income before taxes to Adjusted EBITDA is provided. See Appendices.

(b)         Excluding the impact of foreign exchange. See Appendices.

Electronics

	Net Sales				Adj. EBITDA (a)
@ Actual Rates				FX Adj					FX Adj
($ in Millions)	2005	2004	% Change	% Change (b)	2005	2004	% Change		% Change (b)

4th Quarter	$47.2	$43.3	9.0%	12.0%	$6.4	$7.3	-12.3%		-11.0%

Adj. EBITDA Margin					13.6%	16.9%	-3.3	ppt

FY 2005	181.8	168.1	8.1%	7.1%	26.9	28.9	-6.9%		-6.9%

Adj. EBITDA Margin					14.8%	17.2%	-2.4	ppt

•                  Strong Q4 sales volume year on year particularly in Electronic Chemicals

•                  Offset by continued pricing pressure in Wafer Reclaim and higher manufacturing costs

•                  Increase in sales volume insufficient to cover Wafer selling price declines and increased manufacturing costs.

•                  Restructuring program announced in the second quarter of 2005.

(a)          A reconciliation of Net income before taxes to Adjusted EBITDA is provided. See Appendices.

(b)         Excluding the impact of foreign exchange. See Appendices.

Specialty Chemicals: Pro-forma

	Net Sales				Adj. EBITDA (a)
@ Actual Rates				FX Adj					FX Adj
($ in Millions)	2004 (a)	2005	% Change	% Change (c)	2004 (a)	2005	% Change		% Change (c)

4th Quarter	$199.7	$204.5	-2.3%	3.2%	$41.0	$37.0	10.8%		17.3%

Adj. EBITDA Margin					20.5%	18.1%	2.4	ppt

FY 2005	842.0	759.6	10.8%	10.0%	174.2	141.4	23.2%		22.2%

Adj. EBITDA Margin					20.7%	18.6%	2.1	ppt

•                  Solid volume increases in both Surface Treatment (Aerospace and Automotive) and Fine Chemical (Lithium) businesses

•                  Higher selling prices offset by higher raw material costs occurred particularly in the Fine Chemicals (Metal Sulfides) business

•                  Currency changes negatively impacted Q4 results (sales -5.5%, Adj. EBITDA -6.5%)

(a)          Pro-forma as if the Dynamit Nobel acquisition had been completed at the beginning of each period presented.

(b)         A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices.

(c)          Excluding the impact of foreign exchange. See Appendices.

Titanium Dioxide Pigments: Pro-forma

	Net Sales				Adj. EBITDA (b)
@ Actual Rates				FX Adj					FX Adj
($ in Millions)	2005	2004 (a)	% Change	% Change (c)	2005	2004 (a)	% Change		% Change (c)

4th Quarter	$110.2	$106.9	3.1%	12.3%	$22.1	$23.3	-5.2%		3.4%

Adj. EBITDA Margin					20.1%	21.8%	-1.7	ppt

FY 2005	430.5	422.0	2.0%	2.2%	86.6	84.6	2.4%		2.5%

Adj. EBITDA Margin					20.1%	20.0%	0.1	ppt

•                  Results continue to benefit from cost reduction measures

•                  Continued negative impact of low anatase volume due to low synthetic fiber demand caused by lower cotton prices

•                  Currency changes negatively impacted Q4 results (Net Sales -9.2%, Adj. EBITDA -8.6%)

(a)          Pro-forma as if the Dynamit Nobel acquisition had been completed at the beginning of each period presented.

(b)         A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices.

(c)          Excluding the impact of foreign exchange. See Appendices.

Advanced Ceramics: Pro-forma

	Net Sales				Adj. EBITDA (b)
@ Actual Rates				FX Adj					FX Adj
($ in Millions)	2005	2004(a)	% Change	% Change (c)	2005	2004(a)	% Change		% Change (c)

4th Quarter	$86.0	$89.7	-4.1%	2.8%	$23.8	$21.3	11.7%		21.1%

Adj. EBITDA Margin					27.7%	23.7%	3.9	ppt

FY 2005	369.6	349.5	5.8%	5.4%	93.8	80.3	16.8%		16.9%

Adj. EBITDA Margin					25.4%	23.0%	2.4	ppt

•                  Strong sales in Medical and Piezo applications.

•                  Double digit growth continues in Medical division primarily due to ceramic hip replacement applications

•                  Currency changes negatively impacted Q4 results (Net sales -6.9%, Adj. EBITDA -9.4%)

(a)          Pro-forma as if the Dynamit Nobel acquisition had been completed at the beginning of each period presented.

(b)         A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices.

(c)          Excluding the impact of foreign exchange. See Appendices.

Groupe Novasep: Pro-forma

	Net Sales				Adj. EBITDA (b)
@ Actual Rates				FX Adj					FX Adj
($ in Millions)	2005	2004 (a)	% Change	% Change (c)	2005	2004 (a)	% Change		% Change (c)

4th Quarter	$99.2	$102.4	-3.1%	6.2%	$16.6	$19.9	-16.6%		-13.6%

Adj. EBITDA Margin					16.7%	19.4%	-2.7	ppt

FY 2005	379.1	338.6	12.0%	12.3%	51.9	61.1	-15.1%		-15.4%

Adj. EBITDA Margin					13.7%	18.0%	-4.4	ppt

•                  Continued capacity utilization issues at Rohner.

•                  Sales increase due to late 2004 Novasep acquisitions.

•                  Sales continue to be generated in lower margin yielding applications.

•                  Rohner divested in March 2006.

(a)          Pro-forma as if the Dynamit Nobel acquisition had been completed at the beginning of each period presented.

(b)         A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices.

(c)          Excluding the impact of foreign exchange. See Appendices.

FY Results By Segment: Pro Forma

	Net Sales				Adj. EBITDA (b)
@ Actual Rates				FX Adj					FX Adj
($M)	FY 2005	FY 2004 (a)	% Change	% Change (c)	FY 2005	FY 2004 (a)	% Change		% Change (c)

Performance Additives	$680.7	$674.8	0.9%	0.7%	$148.3	$154.9	-4.3%		-5.0%

Specialty Compounds	237.5	200.4	18.5%	18.2%	29.5	28.8	2.4%		1.7%

Electronics	181.8	168.1	8.1%	7.1%	26.9	28.9	-6.9%		-6.9%

Specialty Chemicals	842.0	759.6	10.8%	10.0%	174.2	141.4	23.2%		22.2%

Titanium Dioxide Pigments	430.5	422.0	2.0%	2.2%	86.6	84.6	2.4%		2.5%

Advanced Ceramics	369.6	349.5	5.8%	5.4%	93.8	80.3	16.8%		16.9%

Groupe Novasep	379.1	338.6	12.0%	12.3%	51.9	61.1	-15.1%		-15.4%

Corporate	—	—			(40.3)	(40.1)	-0.5%		-0.2%

Total Rockwood	$3,121.2	$2,913.0	7.1%	6.8%	$570.9	$539.9	5.7%		5.3%

Adj. EBITDA Margin					18.3%	18.5%	-0.2	ppt

(a)          Pro-forma as if the Dynamit Nobel, Omega and Groupe Novasep acquisitions had been completed at the beginning of the year.

(b)         A reconciliation of net income before taxes to Adjusted EBITDA is provided. See Appendices.

(c)          Excluding the impact of foreign exchange. See Appendices.

Financial Summary

Financial Summary

				FX Adj
	Yr 2005	Yr 2004	% Change	% Change
4th Quarter Results
Reported Net Sales	762.4	715.7	6.5%	12.0%
Reported EBITDA	137.2	138.1	-0.7%	5.0%
Pro Forma Net Sales (a)	762.4	755.1	1.0%	6.5%
Pro Forma EBITDA (a)	137.2	137.2	0.0%	4.8%
Net Income	-17.8	-169.9	NA	NA
Reported EPS – Diluted (b)	-0.24	-3.41	NA	NA
Pro Forma EPS – Diluted (b)	-0.24	NA	NA	NA

Full Year Results
Reported Net Sales	3121.2	1743.5	79.0%	80.7%
Reported EBITDA	570.9	332.4	71.8%	73.8%
Pro Forma Net Sales (a)	3121.2	2913.0	7.1%	6.8%
Pro Forma EBITDA (a)	570.9	539.9	5.7%	5.3%
Net Income	95.8	-216.1	NA	NA
Reported EPS - Diluted (c)	1.52	-6.66	NA	NA
Pro Forma EPS - Diluted (d)	1.28	NA	NA	NA

(a)          FY 2004 Pro-forma as if the Dynamit Nobel, Omega and Groupe Novasep acquisitions had been completed at the beginning of the year.

(b)         Q4 2005 based on share count of 73,779; FY 2004 based on share count of 50,114.

(c)          FY 2005 based on share count of 60,002 after adjusting for $4.3M of convertible preferred stock dividend; FY 2004 based on share count of 33,054.

(d)         Based on Pro Forma share count of 74,648, before adjusting for non-recurring items.

Consolidated Reconciliation of Net Income to Adjusted EBITDA: Pro-forma

	Fourth Quarter		Full Year
($ in millions)	2005	2004 (a)	2005	2004 (a)

Net (loss) income	$(17.8)	$(181.9)	$95.8	$(190.1)
Income tax provision	19.3	60.3	71.8	67.1
Minority interest	(0.7)	—	(3.0)	—

Income (loss) before taxes and minority interest	0.8	(121.6)	164.6	(123.0)
Interest expense, net	38.0	61.6	215.6	244.3
Depreciation and amortization	51.7	44.9	206.4	179.8
Impairment charges	45.1	11.0	45.1	11.0
Restructuring and related charges	5.2	0.5	14.4	1.1
CCA litigation defense costs	(0.2)		1.2	—
Systems/organization establishment expenses	0.8	2.3	4.1	4.8
Cancelled acquisition and disposal costs	0.6	0.4	1.2	0.5
Costs incurred related to debt modifications	1.0	1.0	1.0	2.0
Stamp duty tax	—	—	—	4.0
Inventory write-up reversal	—	26.4	3.1	61.1
Management services agreement termination fee	—	—	10.0	—
Loss on early extinguishment of debt	—	—	26.6	—
Write-off of deferred debt issuance costs	—	23.3	—	25.1
Gains related to asset sales	(4.4)	—	(4.4)	—
Loss from disposed businesses	—	—	—	0.8
Foreign exchange loss (gain)	1.5	90.2	(114.6)	125.7
Other	(2.9)	(2.8)	(3.4)	2.7

Total Adjusted EBITDA	$137.2	$137.2	$570.9	$539.9

(a)          Pro-forma as if the Dynamit Nobel, Omega and Groupe Novasep acquisitions had been completed at the beginning of each period presented.

Fourth Quarter Results By Segment: Pro-Forma

•      Strong Net Sales and Adjusted EBITDA growth particularly in the Specialty Chemicals and Advanced Ceramics segments led to improved year on year results.

	Net Sales				Adj. EBITDA (b)
@ Actual Rates				FX Adj					FX Adj
($M)	Q4 2005	Q4 2004 (a)	% Change	% Change (c)	Q4 2005	Q4 2004 (a)	% Change		% Change(c)

Performance Additives	$160.4	$160.4	0.0%	1.7%	$30.0	$34.8	-13.8%		-12.4%
Specialty Compounds	59.7	47.9	24.6%	26.3%	8.2	6.5	26.2%		26.2%
Electronics	47.2	43.3	9.0%	12.0%	6.4	7.3	-12.3%		-11.0%
Specialty Chemicals	199.7	204.5	-2.3%	3.2%	41.0	37.0	10.8%		17.3%
Titanium Dioxide Pigments	110.2	106.9	3.1%	12.3%	22.1	23.3	-5.2%		3.4%
Advanced Ceramics	86.0	89.7	-4.1%	2.8%	23.8	21.3	11.7%		21.1%
Groupe Novasep	99.2	102.4	-3.1%	6.2%	16.6	19.9	-16.6%		-13.6%
Corporate	—	—			(10.9)	(12.9)	15.5%		7.8%
Total Rockwood	$762.4	$755.1	1.0%	6.5%	$137.2	$137.2	0.0%		4.8%
Adj. EBITDA Margin					18.0%	18.2%	-0.2	ppt

(a)          Pro-forma as if Groupe Novasep acquisition had been completed at the beginning of the period presented.

(b)         A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices.

(c)          Excluding the impact of foreign exchange. See Appendices

FY Results By Segment: Pro-forma

•      Strong Net Sales and Adjusted EBITDA growth particularly in the Specialty Chemicals and Advanced Ceramics segments led to improved year on year results.

	Net Sales				Adj. EBITDA (b)
@ Actual Rates				FX Adj					FX Adj
($M)	FY 2005	FY 2004 (a)	% Change	% Change (c)	FY 2005	FY 2004 (a)	% Change		% Change (c)

Performance Additives	$680.7	$674.8	0.9%	0.7%	$148.3	$154.9	-4.3%		-5.0%
Specialty Compounds	237.5	200.4	18.5%	18.2%	29.5	28.8	2.4%		1.7%
Electronics	181.8	168.1	8.1%	7.1%	26.9	28.9	-6.9%		-6.9%
Specialty Chemicals	842.0	759.6	10.8%	10.0%	174.2	141.4	23.2%		22.2%
Titanium Dioxide Pigments	430.5	422.0	2.0%	2.2%	86.6	84.6	2.4%		2.5%
Advanced Ceramics	369.6	349.5	5.8%	5.4%	93.8	80.3	16.8%		16.9%
Groupe Novasep	379.1	338.6	12.0%	12.3%	51.9	61.1	-15.1%		-15.4%
Corporate	—	—			(40.3)	(40.1)	-0.5%		-0.2%
Total Rockwood	$3,121.2	$2,913.0	7.1%	6.8%	$570.9	$539.9	5.7%		5.3%
Adj. EBITDA Margin					18.3%	18.5%	-0.2	ppt

(a)          Pro-forma as if the Dynamit Nobel, Omega and Groupe Novasep acquisitions had been completed at the beginning of each period presented.

(b)         A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices.

(c)          Excluding the impact of foreign exchange. See Appendices

Net Sales and Adjusted EBITDA by Segment: Pro Forma

					Titanium
	Performance	Specialty		Specialty	Dioxide	Advanced	Groupe
($M)	Additives	Compounds	Electronics	Chemicals	Pigments	Ceramics	Novasep	Corporate	Consolidated
Three months ended December 31, 2005
Net sales	$160.4	$59.7	$47.2	$199.7	$110.2	$86.0	$99.2	$—	$762.4
Adjusted EBITDA (b)	30.0	8.2	6.4	41.0	22.1	23.8	16.6	(10.9)	137.2
EBITDA Margin	18.7%	13.7%	13.6%	20.5%	20.1%	27.7%	16.7%		18.0%

Three months ended December 31, 2004 (a)
Net sales	$160.4	$47.9	$43.3	$204.5	$106.9	$89.7	$102.4	$—	$755.1
Adjusted EBITDA (b)	34.8	6.5	7.3	37.0	23.3	21.3	19.9	(12.9)	137.2
EBITDA Margin	21.7%	13.6%	16.9%	18.1%	21.8%	23.7%	19.4%		18.2%

Twelve months ended December 31, 2005
Net sales	$680.7	$237.5	$181.8	$842.0	$430.5	$369.6	$379.1	$—	$3,121.2
Adjusted EBITDA (b)	148.3	29.5	26.9	174.2	86.6	93.8	51.9	(40.3)	570.9
EBITDA Margin	21.8%	12.4%	14.8%	20.7%	20.1%	25.4%	13.7%		18.3%

Twelve months ended December 31, 2004 (a)
Net sales	$674.8	$200.4	$168.1	$759.6	$422.0	$349.5	$338.6	$—	$2,913.0
Adjusted EBITDA (b)	154.9	28.8	28.9	141.4	84.6	80.3	61.1	(40.1)	539.9
EBITDA Margin	23.0%	14.4%	17.2%	18.6%	20.0%	23.0%	18.0%		18.5%

(a)          Pro-forma as if the Dynamit Nobel, Omega and Groupe Novasep acquisitions had been completed at the beginning of each period presented.

Earnings Per Share

	Q4 2005		FY 2005
($M)	Net Income	EPS (7)	Net Income	EPS (8)
Reported Net Income	(17.8)	(0.24)	95.8	1.28
Non-Recurring Items
IPO Related Charges(1)	0.0	0.00	23.8	0.32
Restructuring(2)	3.3	0.04	9.0	0.12
Rohner Related Charges(3)	43.7	0.59	43.7	0.58
Inventory Step-up Reversal (Novasep)	0.0	0.00	2.1	0.03
FX Gain on Euro Debt(4)	0.9	0.01	(69.3)	(0.93)
Interest Expense - MTM of Swaps	(6.0)	(0.08)	(13.8)	(0.18)
PF Interest Reduction due to IPO	0.0	0.00	20.5	0.27
Valuation Allowance(5)	2.2	0.03	(18.1)	(0.24)
Other Charges(6)	(5.6)	(0.08)	(2.6)	(0.04)

(1)   Includes management agreement termination, debt redemption premium and deferred financing cost write-off.

(2)   Mainly Wafer Reclaim in Electronics Segment and Baulking in Performance Additives Segment.

(3)   Includes Rohner impairment charge and minority interests of impairment and loan guarantee.

(4)   Results from the impact of the euro/$ change on our euro-denominated debt.

(5)   FY amount is net reversal of valuation allowance previously set up on US deferred tax assets.

(6)   Includes system & organization establishment cost, acquisition & divestiture cost, CCA litigation cost, financing cost, gain on disposal of assets and CeramTec interest income.

(7)   Based on 73,779 diluted shares based on the Treasury Stock Method.

(8)   Based on 74,648 pro forma diluted shares based on the Treasury Stock Method.

Interest Expense

($M)	Q4 2005	FY 2005

PIK and 27% of 2011 notes (redeemed in IPO)	0.0	33.3
CeramTec Interest Income (one-time)	(3.9)	(3.9)
MTM of Swaps (non-cash)	(9.8)	(22.4)
Deferred Financing Cost (non-cash)	2.4	9.2
Cash Interest on Existing Debt	49.3	199.4
Total Rockwood Reported Interest	38.0	215.6

Capex: Pro-forma (a)

($M)

[CHART]

(a)          Pro-forma as if the Dynamit Nobel, Omega and Groupe Novasep acquisitions had been completed at the beginning of each period presented.

Net Debt

	LTM			LTM
($M)	12/31/2004	Leverage		12/31/2005	Leverage
B/S FX	1.36			1.18
Adjusted EBITDA (a)	$539.9			$570.9

Cash	111.3	0.21	x	102.2	0.18	x
Revolver	—			30.0	0.05	x
Term Loans	1,803.4	3.34	x	1,709.0	2.99	x
Assumed Debt	236.0	0.44	x	189.0	0.33	x
Net Sr. Debt	$1,928.1	3.57	x	$1,825.8	3.20	x

PIK Notes/S. Disc. Notes	256.5	0.48	x	—	0.00	x
Sr. Sub.Notes 2011	375.0	0.69	x	273.4	0.48	x
Sr. Sub.Notes 2014	709.7	1.31	x	642.4	1.13	x
Net Debt	$3,269.3	6.06	x	$2,741.6	4.80	x(b)

(a)          A reconciliation of pro-forma net income to pro-forma Adjusted EBITDA is provided. See Appendices.

(b)         Excluding the impact of Sud Chemie acquisition, the leverage ratio is 4.68x. Covenant ratio per credit agreement at Rockwood Specialties Group, Inc. is 4.87x.

Total Net Debt / LTM Adjusted EBITDA

[CHART]

Free Cash Flow (a):

($M)	FY 2005
Adjusted EBITDA	$570.9
CAPEX	$(199.2)
WC Change (b) (d)	$(3.0)
Cash Interest (c) (d)	$(203.4)
Cash Taxes	$(32.0)
Free Cash Flow (c)	$133.3
Free Cash Flow per Diluted Share	$1.79

(a)          Excluding non-recurring items.

(b)         Change in assets and liabilities of -$41.8M net of one-time items including $21.5M to mg and $16.3M of retructuring payments.

(c)          Excluding one-time $3.9M of CeramTec interest income and $7.8M of interest paid on the portion of 2011 notes reduced due to IPO, Cash Interest would be $199.5M and Free Cash Flow would be $137M.

(d)         Reference to Net Cash to Adj. EBITDA Reconciliation.

Appendices

[LOGO]

Consolidated Reconciliation of Net Income to Adjusted EBITDA

	Three months ended December 31,		Year ended December 31,
($ in millions)	2005	2004	2005	2004

Net (loss) income	$(17.8)	$(169.9)	$95.8	$(216.1)
Income tax provision	19.3	33.9	71.8	32.3
Minority interest	(0.7)	—	(3.0)	—

Income (loss) before taxes and minority interest	0.8	(136.0)	164.6	(183.8)
Interest expense, net	38.0	62.1	215.6	162.1
Depreciation and amortization	51.7	54.8	206.4	115.2
Impairment charges	45.1	11.0	45.1	11.0
Restructuring and related charges	5.2	1.0	14.4	1.1
CCA litigation defense costs	(0.2)	—	1.2	—
Systems/organization establishment expenses	0.8	2.3	4.1	4.8
Cancelled acquisition and disposal costs	0.6	0.4	1.2	0.5
Costs incurred related to debt modifications	1.0	1.0	1.0	2.0
Stamp duty tax	—	—	—	4.0
Inventory write-up reversal	—	26.4	3.1	61.1
Management services agreement termination fee	—	—	10.0	—
Loss on early extinguishment of debt	—	—	26.6	—
Write-off of deferred debt issuance costs	—	23.3	—	25.1
Gains related to asset sales	(4.4)	—	(4.4)	—
Loss from disposed businesses	—	—	—	0.8
Foreign exchange loss (gain)	1.5	91.1	(114.6)	126.4
Other	(2.9)	0.7	(3.4)	2.1

Total Adjusted EBITDA	$137.2	$138.1	$570.9	$332.4

Q4 Reconciliation of Pre-Tax Income to Adjusted EBITDA by Segment

AS REPORTED

					Titanium
	Performance	Specialty		Specialty	Dioxide	Advanced	Groupe
($ in millions)	Additives	Compounds	Electronics	Chemicals	Pigments	Ceramics	Novasep	Corporate	Consolidated
Three months ended December 31, 2005

Income (loss) before taxes and minority interest	$19.6	$5.1	$0.8	$20.4	$7.3	$13.4	$(40.8)	$(25.0)	$0.8
Interest expense, net	—	(0.8)	1.3	9.2	6.7	3.7	5.7	12.2	38.0
Depreciation and amortization	8.6	4.0	2.8	10.9	8.7	7.6	8.7	0.4	51.7
Impairment charges	0.4	—	—	—	—	—	44.7	—	45.1
Restructuring and related charges	1.6	(0.1)	0.9	2.6	—	2.0	(1.7)	(0.1)	5.2
CCA litigation defense costs	(0.2)	—	—	—	—	—	—	—	(0.2)
Systems/organization establishment expenses	—	—	—	(0.1)	—	0.1	0.2	0.6	0.8
Cancelled acquisition and disposal costs	—	—	0.1	—	—	—	—	0.5	0.6
Cost incurred related to debt modifications	—	—	—	—	—	—	—	1.0	1.0
Losses (gains) related to asset sales	0.2	—	—	(1.7)	—	(2.9)	—	—	(4.4)
Foreign exchange (gain) loss	(0.2)	—	0.5	0.1	—	(0.1)	(0.2)	1.4	1.5
Other	—	—	—	(0.4)	(0.6)	—	—	(1.9)	(2.9)

Total Adjusted EBITDA	$30.0	$8.2	$6.4	$41.0	$22.1	$23.8	$16.6	$(10.9)	$137.2

Three months ended December 31, 2004

Income (loss) before taxes and minority interest	$17.2	$2.5	$(13.1)	$(5.2)	$(4.9)	$(8.1)	$3.6	$(128.0)	$(136.0)
Interest expense, net	5.4	(0.4)	1.3	21.6	14.6	15.8	3.5	0.3	62.1
Depreciation and amortization	10.2	3.6	5.3	11.1	11.5	7.7	5.6	(0.2)	54.8
Impairment charges	—	—	11.0	—	—	—	—	—	11.0
Restructuring and related charges	0.3	0.3	—	0.4	—	—	—	—	1.0
Systems/organization establishment expenses	0.2	—	0.2	0.1	—	—	—	1.8	2.3
Cancelled acquisition and disposal costs	—	—	0.2	—	—	—	—	0.2	0.4
Cost incurred related to debt modifications	—	—	—	—	—	—	—	1.0	1.0
Inventory write-up reversal	0.5	—	—	12.7	2.3	6.4	4.5	—	26.4
Write-off of deferred debt issuance costs	0.4	0.2	0.1	—	—	—	—	22.6	23.3
Foreign exchange loss (gain)	1.1	—	2.4	(0.9)	—	—	0.2	88.3	91.1
Other	(0.3)	0.3	(0.1)	(0.9)	0.2	0.7	0.4	0.4	0.7

Total Adjusted EBITDA	$35.0	$6.5	$7.3	$38.9	$23.7	$22.5	$17.8	$(13.6)	$138.1

FY Reconciliation of Net Income before taxes to Adjusted EBITDA by Segment

	Performance	Specialty		Specialty	Dioxide	Advanced	Groupe
($ in millions)	Additives	Compounds	Electronics	Chemicals	Pigments	Ceramics	Novasep	Corporate	Consolidated
Year ended December 31, 2005

Income (loss) before taxes and minority interest	$85.9	$22.3	$5.2	$89.4	$20.2	$34.1	$(47.8)	$(44.7)	$164.6
Interest expense, net	20.6	(1.6)	5.3	36.2	30.8	30.1	17.5	76.7	215.6
Depreciation and amortization	33.2	8.3	15.3	44.7	36.2	29.8	35.8	3.1	206.4
Impairment charges	0.4	—	—	—	—	—	44.7	—	45.1
Restructuring and related charges	6.3	(0.1)	3.0	4.2	—	2.6	(1.5)	(0.1)	14.4
CCA litigation defense costs	1.1	—	—	—	—	—	—	0.1	1.2
Systems/organization establishment expenses	0.3	—	—	(0.1)	—	0.1	0.2	3.6	4.1
Cancelled acquisition and disposal costs	0.2	—	0.1	—	—	—	—	0.9	1.2
Cost incurred related to debt modifications	—	—	—	—	—	—	—	1.0	1.0
Inventory write-up reversal	—	—	—	—	—	—	3.1	—	3.1
Management services agreement termination fee	—	—	—	—	—	—	—	10.0	10.0
Loss on early extinguishment of debt	1.1	0.6	0.3	—	—	—	—	24.6	26.6
Losses (gains) related to asset sales	0.2	—	—	(1.7)	—	(2.9)	—	—	(4.4)
Foreign exchange (gain) loss	(1.0)	—	(2.3)	1.9	—	—	(0.1)	(113.1)	(114.6)
Other	—	—	—	(0.4)	(0.6)	—	—	(2.4)	(3.4)

Total Adjusted EBITDA	$148.3	$29.5	$26.9	$174.2	$86.6	$93.8	$51.9	$(40.3)	$570.9

Year ended December 31, 2004

Income (loss) before taxes and minority interest	$88.3	$21.0	$(10.1)	$(7.1)	$0.3	$(13.8)	$(1.0)	$(261.4)	$(183.8)
Interest expense, net	26.8	(0.7)	5.4	24.3	15.7	16.6	5.5	68.5	162.1
Depreciation and amortization	32.0	7.7	20.8	17.4	15.0	11.5	9.8	1.0	115.2
Impairment charges	—	—	11.0	—	—	—	—	—	11.0
Restructuring and related charges	0.5	0.3	—	0.3	—	—	—	—	1.1
Systems/organization establishment expenses	0.2	—	0.2	0.1	—	—	—	4.3	4.8
Cancelled acquisition and disposal costs	—	—	0.2	—	—	—	—	0.3	0.5
Stamp duty tax	—	—	—	—	—	—	—	4.0	4.0
Loss from disposed businesses	—	—	—	—	—	—	0.8	—	0.8
Cost incurred related to debt modifications	—	—	—	—	—	—	—	2.0	2.0
Inventory write-up reversal	1.0	—	—	25.4	6.6	20.8	7.3	—	61.1
Refinancing expenses	0.4	0.2	0.1	—	—	—	—	26.4	27.1
Foreign exchange loss (gain)	0.3	—	1.4	(0.9)	—	—	0.2	123.4	124.4
Other	(0.3)	0.3	(0.1)	0.5	0.2	0.7	0.4	0.4	2.1

Total Adjusted EBITDA	$149.2	$28.8	$28.9	$60.0	$37.8	$35.8	$23.0	$(31.1)	$332.4

Consolidated Reconciliation of Net Income to Adjusted EBITDA: Pro-forma

	Three months ended	Year ended December
($ in millions)	December 31, 2004 (a)	31, 2004 (a)

Net loss	$(181.9)	$(190.1)
Income tax (benefit) provision	60.3	67.1

Loss before taxes and minority interest	(121.6)	(123.0)
Interest expense, net	61.6	244.3
Depreciation and amortization	44.9	179.8
Impairment charges	11.0	11.0
Restructuring and related charges	0.5	1.1
Systems/organization establishment expenses	2.3	4.8
Cancelled acquisition and disposal costs	0.4	0.5
Stamp duty tax	—	4.0
Inventory write-up reversal	26.4	61.1
Refinancing expenses	24.3	27.1
Loss from disposed businesses	—	0.8
Foreign exchange loss	90.2	125.7
Other	(2.8)	2.7

Total Adjusted EBITDA	$137.2	$539.9

(a)          Pro-forma as if the Dynamit Nobel, Omega and Groupe Novasep acquisitions had been completed at the beginning of each period presented.

Reconciliation of Net Income before Taxes to Adjusted EBITDA :
Pro-forma (a)

PRO-FORMA

					Titanium
	Performance	Specialty		Specialty	Dioxide	Advanced	Groupe
($ in millions)	Additives	Compounds	Electronics	Chemicals	Pigments	Ceramics	Novasep	Corporate	Consolidated
Three months ended December 31, 2004

Income (loss) before taxes and minority interest	$16.6	$3.9	$(13.3)	$11.3	$6.8	$(1.2)	$6.6	$(152.3)	$(121.6)
Interest expense, net	7.5	(0.1)	1.6	10.1	6.5	6.9	2.2	26.9	61.6
Depreciation and amortization	8.5	1.9	5.2	9.5	7.1	6.4	6.0	0.3	44.9
Impairment charges	—	—	11.0	—	—	—	—	—	11.0
Restructuring and related charges	0.3	0.3	—	0.3	—	(0.1)	(0.3)	—	0.5
Systems /organization establishment expenses	0.2	—	0.2	0.1	—	—	—	1.8	2.3
Cancelled acquisition and disposal costs	—	—	0.2	—	—	—	—	0.2	0.4
Cost incurred related to debt modifications	—	—	—	—	—	—	—	1.0	1.0
Inventory write-up reversal	0.5	—	—	12.7	2.3	6.4	4.5	—	26.4
Write-off of deferred debt issuance costs	0.4	0.2	0.1	—	—	—	—	22.6	23.3
Foreign exchange loss (gain)	1.1	—	2.4	(0.9)	—	—	0.9	86.7	90.2
Other	(0.3)	0.3	(0.1)	(6.1)	0.6	2.9	(0.8)	0.7	(2.8)

Total Adjusted EBITDA	$34.8	$6.5	$7.3	$37.0	$23.3	$21.3	$19.1	$(12.1)	$137.2

PRO-FORMA

					Titanium
	Performance	Specialty		Specialty	Dioxide	Advanced	Groupe
($ in millions)	Additives	Compounds	Electronics	Chemicals	Pigments	Ceramics	Novasep	Corporate	Consolidated
Year ended December 31, 2004

Income (loss) before taxes and minority interest	$88.6	$20.8	$(11.3)	$34.0	$21.1	$3.3	$18.4	$(297.9)	$(123.0)
Interest expense, net	30.0	(0.5)	6.6	43.9	28.3	30.0	9.9	96.1	244.3
Depreciation and amortization	34.2	7.7	20.8	38.1	28.4	25.5	24.1	1.0	179.8
Impairment charges	—	—	11.0	—	—	—	—	—	11.0
Restructuring and related charges	0.5	0.3	—	0.3	—	—	—	—	1.1
Systems /organization establishment expenses	0.2	—	0.2	0.1	—	—	—	4.3	4.8
Cancelled acquisition and disposal costs	—	—	0.2	—	—	—	—	0.3	0.5
Stamp duty tax	—	—	—	—	—	—	—	4.0	4.0
Cost incurred related to debt modifications	—	—	—	—	—	—	—	2.0	2.0
Inventory write-up reversal	1.0	—	—	25.4	6.6	20.8	7.3	—	61.1
Write-off of deferred debt issuance costs	0.4	0.2	0.1	—	—	—	—	24.4	25.1
Loss from disposed businesses	—	—	—	—	—	—	0.8	—	0.8
Foreign exchange loss (gain)	0.3	—	1.4	(0.9)	—	—	0.9	124.0	125.7
Other	(0.3)	0.3	(0.1)	0.5	0.2	0.7	(0.3)	1.7	2.7

Total Adjusted EBITDA	$154.9	$28.8	$28.9	$141.4	$84.6	$80.3	$61.1	$(40.1)	$539.9

(a)          Pro-forma as if the Dynamit Nobel, Omega and Groupe Novasep acquisitions had been completed at the beginning of each period presented.

Consolidated Reconciliation of Net Cash to Adj. EBITDA

	Year ended December 31,
($ in millions)	2005	2004
Net cash provided by (used in) operating activities	$262.3	$179.3
Changes in assets and liabilities, net of the effect of foreign currency translation and acquisitions	42.6	(9.1)
Current portion of income tax (benefit) provision	37.4	21.6
Interest expense, net, excluding amortization of deferred financing costs and unrealized losses/gains on derivatives	203.4	128.1
Restructuring and related charges	14.4	1.1
CCA litigation defense costs	1.2	—
Systems/organization establishment expenses	4.1	4.8
Cancelled acquisition and disposal costs	1.2	0.5
Costs incurred related to debt modifications	1.0	2.0
Business interruption costs and insurance recovery	—	—
Stamp duty tax	—	4.0
Inventory write-up reversal	3.1	—
Management services agreement termination fee	10.0	—
Bad debt provision	(2.0)	(2.8)
Net receivables sale activity	—	—
Gains related to asset sales	(4.4)	—
Loss from disposed businesses	—	0.8
Other	(3.4)	2.1
Total Adjusted EBITDA	$570.9	$332.4

FX impact on Q4 Results: Reported

	Three Months Ended
	December 31,				Foreign	Acquisitions
	2005	2004	Total	Total	Exchange	Divestitures,	Organic	Organic
($ in millions)	(Actual)	(Actual)	Change in $	Change in %	Effect in $	net	Change in $	Change in %
Net Sales:
Performance Additives	$160.4	$160.4	$—	—%	$(2.7)	$—	$2.7	1.7%
Specialty Compounds	59.7	47.9	11.8	24.6	(0.8)	—	12.6	26.3
Electronics	47.2	43.3	3.9	9.0	(1.3)	—	5.2	12.0
Specialty Chemicals	199.7	204.5	(4.8)	(2.3)	(11.4)	—	6.6	3.2
Titanium Dioxide Pigment	110.2	106.8	3.4	3.2	(9.9)	—	13.3	12.5
Advanced Ceramics	86.0	89.7	(3.7)	(4.1)	(6.2)	—	2.5	2.8
Groupe Novasep	99.2	63.0	36.2	57.5	(6.7)	32.2	10.7	17.0
Total	$762.4	$715.6	$46.8	6.5%	$(39.0)	$32.2	$53.6	7.5%

	Three Months Ended
	December 31,				Foreign	Acquisitions
	2005	2004	Total	Total	Exchange	Divestitures,	Organic	Organic
	(Actual)	(Actual)	Change in $	Change in%	Effect in $	net	Change in $	Change in%
Adjusted EBITDA:
Performance Additives	$30.0	$35.0	$(5.0)	(14.3)%	$(0.5)	$—	$(4.5)	(12.9)%
Specialty Compounds	8.2	6.5	1.7	26.2	—	—	1.7	26.2
Electronics	6.4	7.3	(0.9)	(12.3)	(0.1)	—	(0.8)	(11.0)
Specialty Chemicals	41.0	38.9	2.1	5.4	(2.4)	—	4.5	11.6
Titanium Dioxide Pigment	22.1	23.7	(1.6)	(6.8)	(2.0)	—	0.4	1.7
Advanced Ceramics	23.8	22.5	1.3	5.8	(2.1)	—	3.4	15.1
Groupe Novasep	16.6	17.8	(1.2)	(6.7)	(1.6)	3.1	(2.7)	(15.2)
Corporate	(10.9)	(13.6)	2.7	(19.9)	0.9	—	1.8	(13.2)
Total	$137.2	$138.1	$(0.9)	(0.7)%	$(7.8)	$3.1	$3.8	2.8%

FX impact on FY Results: Reported

	Year Ended December 31,				Foreign	Acquisitions
	2005	2004	Total	Total	Exchange	Divestitures,	Organic	Organic
($ in millions)	(Actual)	(Actual)	Change in $	Change in %	Effect in $	net	Change in $	Change in %
Net Sales:
Performance Additives	$680.7	$630.9	$49.8	7.9%	$0.3	$42.4	$7.1	1.1%
Specialty Compounds	237.5	200.4	37.1	18.5	0.7	—	36.4	18.2
Electronics	181.8	168.1	13.7	8.1	1.7	—	12.0	7.1
Specialty Chemicals	842.0	321.1	520.9	162.2	(9.6)	505.7	24.8	7.7
Titanium Dioxide Pigments	430.5	175.7	254.8	145.0	(9.6)	249.0	15.4	8.8
Advanced Ceramics	369.6	146.3	223.3	152.6	(6.0)	219.2	10.1	6.9
Groupe Novasep	379.1	101.0	278.1	275.3	(6.6)	276.9	7.8	7.7
Total	$3,121.2	$1,743.5	$1,377.7	79.0%	$(29.1)	$1,293.2	$113.6	6.5%

	Year Ended December 31,				Foreign	Acquisitions
	2005	2004	Total	Total	Exchange	Divestitures,	Organic	Organic
	(Actual)	(Actual)	Change in $	Change in %	Effect in $	net	Change in $	Change in %
Adjusted EBITDA:
Performance Additives	$148.3	$149.2	$(0.9)	(0.6)%	$1.0	$5.8	$(7.7)	(5.2)%
Specialty Compounds	29.5	28.8	0.7	2.4	0.2	—	0.5	1.7
Electronics	26.9	28.9	(2.0)	(6.9)	—	—	(2.0)	(6.9)
Specialty Chemicals	174.2	60.0	114.2	190.3	(2.1)	105.2	11.1	18.5
Titanium Dioxide Pigments	86.6	37.8	48.8	129.1	(1.9)	50.3	0.4	1.1
Advanced Ceramics	93.8	35.8	58.0	162.0	(2.1)	53.3	6.8	19.0
Groupe Novasep	51.9	23.0	28.9	125.7	(1.7)	36.5	(5.9)	(25.7)
Corporate	(40.3)	(31.1)	(9.2)	29.6	(0.1)	—	(9.1)	29.3
Total	$570.9	$332.4	$238.5	71.8%	$(6.7)	$251.1	$(5.9)	(1.8)%

FX impact on Q4 Results: Pro-forma

	Three Months Ended
	December 31,				Foreign
	2005	2004(a)	Total	Total	Exchange	Organic	Organic
($ in millions)	(Actual)	(Pro-Forma)	Change in $	Change in %	Effect in $	Change in $	Change in %
Net Sales:
Performance Additives	$160.4	$160.4	$—	—%	$(2.7)	$2.7	1.7%
Specialty Compounds	59.7	47.9	11.8	24.6	(0.8)	12.6	26.3
Electronics	47.2	43.3	3.9	9.0	(1.3)	5.2	12.0
Specialty Chemicals	199.7	204.5	(4.8)	(2.3)	(11.4)	6.6	3.2
Titanium Dioxide Pigments	110.2	106.9	3.3	3.1	(9.9)	13.2	12.3
Advanced Ceramics	86.0	89.7	(3.7)	(4.1)	(6.2)	2.5	2.8
Groupe Novasep	99.2	102.4	(3.2)	(3.1)	(9.5)	6.3	6.2

Total	$762.4	$755.1	$7.3	1.0%	$(41.8)	$49.1	6.5%

	Three Months Ended
	December 31,				Foreign
	2005	2004(a)	Total	Total	Exchange	Organic	Organic
	(Actual)	(Pro-Forma)	Change in $	Change in %	Effect in $	Change in $	Change in %
Adjusted EBITDA:
Performance Additives	$30.0	$34.8	$(4.8)	(13.8)%	$(0.5)	$(4.3)	(12.4)%
Specialty Compounds	8.2	6.5	1.7	26.2	—	1.7	26.2
Electronics	6.4	7.3	(0.9)	(12.3)	(0.1)	(0.8)	(11.0)
Specialty Chemicals	41.0	37.0	4.0	10.8	(2.4)	6.4	17.3
Titanium Dioxide Pigments	22.1	23.3	(1.2)	(5.2)	(2.0)	0.8	3.4
Advanced Ceramics	23.8	21.3	2.5	11.7	(2.0)	4.5	21.1
Groupe Novasep	16.6	19.9	(3.3)	(16.6)	(0.6)	(2.7)	(13.6)
Corporate	(10.9)	(12.9)	2.0	(15.5)	1.0	1.0	7.8

Total	$137.2	$137.2	$—	—%	$(6.6)	$6.6	4.8%

(a)          Pro-forma as if the Dynamit Nobel, Omega and Groupe Novasep acquisitions had been completed at the beginning of each period presented.

FX impact on FY Results: Pro-forma

	Year Ended December 31,				Foreign
	2005	2004(a)	Total	Total	Exchange	Organic	Organic
($ in millions)	(Actual)	(Pro-Forma)	Change in $	Change in %	Effect in $	Change in $	Change in %
Net Sales:
Performance Additives	$680.7	$674.8	$5.9	0.9%	$0.9	$5.0	0.7%
Specialty Compounds	237.5	200.4	37.1	18.5	0.7	36.4	18.2
Electronics	181.8	168.1	13.7	8.1	1.7	12.0	7.1
Specialty Chemicals	842.0	759.6	82.4	10.8	6.2	76.2	10.0
Titanium Dioxide Pigments	430.5	422.0	8.5	2.0	(0.6)	9.1	2.2
Advanced Ceramics	369.6	349.5	20.1	5.8	1.3	18.8	5.4
Groupe Novasep	379.1	338.6	40.5	12.0	(1.2)	41.7	12.3

Total	$3,121.2	$2,913.0	$208.2	7.1%	$9.0	$199.2	6.8%

	Year Ended December 31,				Foreign
	2005	2004(a)	Total	Total	Exchange	Organic	Organic
	(Actual)	(Pro-Forma)	Change in $	Change in %	Effect in $	Change in $	Change in %
Adjusted EBITDA:
Performance Additives	$148.3	$154.9	$(6.6)	(4.3)%	$1.1	$(7.7)	(5.0)%
Specialty Compounds	29.5	28.8	0.7	2.4	0.2	0.5	1.7
Electronics	26.9	28.9	(2.0)	(6.9)	—	(2.0)	(6.9)
Specialty Chemicals	174.2	141.4	32.8	23.2	1.4	31.4	22.2
Titanium Dioxide Pigments	86.6	84.6	2.0	2.4	(0.1)	2.1	2.5
Advanced Ceramics	93.8	80.3	13.5	16.8	(0.1)	13.6	16.9
Groupe Novasep	51.9	61.1	(9.2)	(15.1)	0.2	(9.4)	(15.4)
Corporate	(40.3)	(40.1)	(0.2)	0.5	(0.1)	(0.1)	0.2

Total	$570.9	$539.9	$31.0	5.7%	$2.6	$28.4	5.3%

(a)          Pro-forma as if the Dynamit Nobel, Omega and Groupe Novasep acquisitions had been completed at the beginning of each period presented.